Exhibit 99.1

Contacts:
Press: Jeff Ferry	Investors/Analysts: Bob Blair
jferry@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
408-572-5213	408-716-4879

Infinera Corporation Reports Second Quarter 2010 Financial Results

Record Revenue of $111.4 Million, Representing 62% Year-Over-Year Revenue Growth; Non-GAAP Profit of $0.03 per Diluted Share; Non-GAAP Gross Margin at 44 Percent

Sunnyvale, CA, July 22, 2010 – Infinera Corporation (Nasdaq: INFN), a leading provider of digital optical communications systems, today released financial results for the second quarter ended June 26, 2010.

•	GAAP revenues for the quarter were $111.4 million compared to $95.8 million in the first quarter of 2010 and $68.9 million in the second quarter of 2009.

•

GAAP gross margins for the quarter were 42% compared to 39% in the first quarter of 2010 and 29% in the second quarter of 2009. GAAP net loss for the quarter was $9.6 million, or $(0.10) per share, compared to $20.0 million, or $(0.21) per share, in the first quarter of 2010 and $27.1 million, or $(0.28) per share, in the second quarter of 2009.

•

Non-GAAP gross margins for the quarter were 44% compared to 41% in the first quarter of 2010 and 31% in the second quarter of 2009, excluding restructuring and other related costs and non-cash stock-based compensation. Non-GAAP net income for the quarter was $3.0 million, or $0.03 per diluted share, compared to net loss of $7.0 million, or $(0.07) per share in the first quarter of 2010 and net loss of $18.2 million, or $(0.19) per share, in the second quarter of 2009.

Management Commentary

“I am delighted with the performance delivered by the Infinera team in the second quarter— one of the strongest in the company’s history,” said Tom Fallon, president and chief executive officer. “We achieved new records for overall quarterly revenue and bookings, including increased shipments of tributary adapter modules, and we posted higher gross margins, achieved positive cash flow, and earned a profit on a non-GAAP basis.

“The second quarter represents the company’s fifth consecutive quarter of improving revenue, our third straight quarter of increasing bookings and our fourth quarter of sequentially improving gross margins,” Fallon noted. “Demand remains robust for our PIC-based networks, which we believe provide the most efficient, flexible and cost-effective way to manage Internet bandwidth growth. Furthermore, we have been pleased with the broad-based positive customer reception that we have received to our recently announced plans to accelerate our PIC-based, 100-G transmission system development with planned volume production in 2012.

“Our financial results and industry data provide clear evidence that Infinera is gaining share in both North America and on a worldwide basis and doing so in a rapidly growing market for long-haul DWDM networks,” said Fallon.

The company also noted the following developments in the second quarter:

•	Positive cash from operations of $11.2 million;

•	TAM Shipments of 2,400 units;

•	Strengthened DWDM market share positions in North America (#1 at 39%) and worldwide (#2 at 15%) based on Dell’Oro market data as of end of Q1 CY2010; and

•

Four greater than 10 percent customers including one of the world’s leading internet content providers as the top customer, two wholesale carriers, Level 3 and Global Crossing, and one of the largest cable companies in North America.

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its second quarter results and third quarter outlook today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-866-435-5408. International parties can access the replay at 1-203-369-1028.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the photonic integrated circuit (PIC). Infinera’s systems and PIC technology are designed to provide customers with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements about demand remains robust for our PIC-based networks, which we believe provide the most efficient, flexible and cost-effective way to manage Internet bandwidth growth; our belief that customer reception has been broad-based and positive for our recently announced plans to accelerate our PIC-based, 100-G transmission system development with planned volume production in 2012; and our belief that our financial results and industry data provide clear evidence that we are gaining share in both North America and on a worldwide basis and doing so in a rapidly growing market for long-haul DWDM networks. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the U.S. Securities and Exchange Commission (SEC). More information about these and other risks that may impact Infinera’s business are set forth in our annual report on Form 10-K, which was filed with the SEC on March 1, 2010, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Use of Non-GAAP financial information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses and non-recurring restructuring and other related costs. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” We anticipate disclosing forward-looking non-GAAP information in our conference call to discuss our second quarter 2010 results, including an estimate of non-GAAP earnings for the third quarter of 2010 that excludes non-cash stock-based compensation expenses.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 26, 2010	June 27, 2009	June 26, 2010	June 27, 2009
Revenue:
Product	$98,035	$61,074	$184,202	$120,222
Ratable product and related support and services	1,664	845	3,278	2,314
Services	11,699	7,013	19,678	12,976

Total revenue	111,398	68,932	207,158	135,512

Cost of revenue (1):
Cost of product	57,668	45,699	113,108	89,564
Cost of ratable product and related support and services	929	358	1,684	1,088
Cost of services	5,520	2,617	8,062	4,632
Restructuring credit related to cost of revenue	(29)	—	(122)	—

Total cost of revenue	64,088	48,674	122,732	95,284

Gross profit	47,310	20,258	84,426	40,228
Operating expenses (1):
Research and development	28,923	24,800	57,406	46,834
Sales and marketing	13,682	11,458	26,719	22,581
General and administrative	14,448	11,478	30,185	21,605
Restructuring and other costs (credit)	(2)	—	159	—

Total operating expenses	57,051	47,736	114,469	91,020
Loss from operations	(9,741)	(27,478)	(30,043)	(50,792)

Other income (expense), net:
Interest income	325	597	810	1,515
Total other-than-temporary impairment losses	—	(2,747)	—	(2,747)
Portion of loss recognized in other comprehensive loss	—	1,814	—	1,814

Net credit impairment losses recognized in earnings	—	(933)	—	(933)
Other gain (loss), net	(208)	806	(524)	(1,008)

Total other income (expense), net	117	470	286	(426)
Loss before provision of income taxes	(9,624)	(27,008)	(29,757)	(51,218)
Provision for (benefit from) income taxes	(63)	103	(205)	221

Net loss	$(9,561)	$(27,111)	$(29,552)	$(51,439)

Net loss per common share, basic and diluted	$(0.10)	$(0.28)	$(0.30)	$(0.54)

Weighted average shares used in computing basic and diluted net loss per common share	98,777	95,161	98,026	94,718

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three and six months ended June 26, 2010 and June 27, 2009:

	Three Months Ended		Six Months Ended
	June 26, 2010	June 27, 2009	June 26, 2010	June 27, 2009
Cost of revenue	$564	$477	$1,133	$856
Research and development	3,350	2,419	6,773	4,151
Sales and marketing	2,192	1,599	4,039	3,013
General and administration	5,198	3,513	10,907	6,158

	11,304	8,008	22,852	14,178
Cost of revenue - amortization from balance sheet*	1,303	904	2,665	1,470

Total stock-based compensation expense	$12,607	$8,912	$25,517	$15,648

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

GAAP to Non-GAAP Reconciliations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 26, 2010	March 27, 2010	June 27, 2009	June 26, 2010	June 27, 2009
Reconciliation of Gross Profit:
U.S. GAAP as reported	$47,310	$37,116	$20,258	$84,426	$40,228
Restructuring and other related costs(1)	(29)	(93)	—	(122)	—
Stock-based compensation(2)	1,867	1,931	1,381	3,798	2,326

Non-GAAP as adjusted	$49,148	$38,954	$21,639	$88,102	$42,554

Reconciliation of Gross Margin:
U.S. GAAP as reported	42%	39%	29%	41%	30%
Restructuring and other related costs(1)	—%	—%	—%	—%	—%
Stock-based compensation(2)	2%	2%	2%	2%	1%

Non-GAAP as adjusted	44%	41%	31%	43%	31%

Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$(9,561)	$(19,991)	$(27,111)	$(29,552)	$(51,439)
Restructuring and other related costs(1)	(31)	68	—	37	—
Stock-based compensation(2)	12,607	12,910	8,912	25,517	15,648

Non-GAAP as adjusted	$3,015	$(7,013)	$(18,199)	$(3,998)	$(35,791)

Reconciliation of Net Income (Loss) per Common Share - Basic:
U.S. GAAP as reported	$(0.10)	$(0.21)	$(0.28)	$(0.30)	$(0.54)
Restructuring and other related costs(1)	—	—	—	—	—
Stock-based compensation(2)	0.13	0.14	0.09	0.26	0.16

Non-GAAP as adjusted	$0.03	$(0.07)	$(0.19)	$(0.04)	$(0.38)

Weighted average shares used in computing net income (loss) per common share - basic	98,777	97,276	95,161	98,026	94,718

For information purpose only, for the three months ended June 26, 2010, the diluted Non-GAAP net income per common share was $0.03 calculated based on weighted average shares outstanding of 103.9 million.

(1)

Adjustment amount represents restructuring and other related costs recorded in relation to the closure of our Maryland FAB announced on July 21, 2009. These amounts have been adjusted in arriving at our non-GAAP results as they are non-recurring in nature and the adjusted numbers provide a better indication of our underlying business performance.

	Three Months Ended
	June 26, 2010			March 27, 2010
	Cost of Revenue	Operating Expenses	Total	Cost of Revenue	Operating Expenses	Total
Severance and related expenses	$(129)	$—	$(129)	$(15)	$55	$40
Equipment and facility-related costs	100	—	100	(78)	—	(78)
Lease termination	—	(2)	(2)	—	106	106

Total	$(29)	$(2)	$(31)	$(93)	$161	$68

(2)

Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation—Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees:

	Three Months Ended			Six Months Ended
	June 26, 2010	March 27, 2010	June 27, 2009	June 26, 2010	June 27, 2009
Cost of revenue	$564	$569	$477	$1,133	$856
Research and development	3,350	3,423	2,419	6,773	4,151
Sales and marketing	2,192	1,847	1,599	4,039	3,013
General and administration	5,198	5,709	3,513	10,907	6,158

	11,304	11,548	8,008	22,852	14,178
Cost of revenue - amortization from balance sheet*	1,303	1,362	904	2,665	1,470

Total stock-based compensation expense	$12,607	$12,910	$8,912	$25,517	$15,648

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	June 26, 2010	December 26, 2009
ASSETS

Current assets:
Cash and cash equivalents	$104,068	$109,859
Short-term investments	163,876	143,350
Short-term restricted cash	1,690	1,533
Accounts receivable	55,619	70,410
Inventories, net	84,183	68,872
Deferred inventory costs	6,778	5,891
Prepaid expenses and other current assets	10,305	8,313

Total current assets	426,519	408,228
Property, plant and equipment, net	45,061	43,656
Deferred inventory costs, non-current	5,502	4,438
Long-term investments	7,709	18,255
Cost-method investment	4,500	—
Long-term restricted cash	2,277	2,480
Deferred tax asset	9,249	12,449
Other non-current assets	2,454	2,439

Total assets	$503,271	$491,945

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$36,007	$31,129
Accrued expenses	14,609	13,929
Accrued compensation and related benefits	20,077	19,248
Accrued warranty	6,071	6,091
Deferred revenue	23,314	18,295
Deferred tax liability	9,249	12,649

Total current liabilities	109,327	101,341
Accrued warranty, non-current	5,251	5,049
Deferred revenue, non-current	8,327	8,080
Other long-term liabilities	8,366	8,968

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value Authorized shares – 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value Authorized shares – 500,000 as of June 26, 2010 and December 26, 2009 Issued and outstanding shares – 99,234 as of June 26, 2010 and 96,874 as of December 26, 2009	99	97
Additional paid-in capital	780,115	747,580
Accumulated other comprehensive loss	(1,302)	(1,810)
Accumulated deficit	(406,912)	(377,360)

Total stockholders’ equity	372,000	368,507

Total liabilities and stockholders’ equity	$503,271	$491,945

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended
	June 26, 2010	June 27, 2009
Cash Flows from Operating Activities:
Net loss	$(29,552)	$(51,439)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	7,719	7,898
Non-cash restructuring and other costs	100	—
Net credit impairment losses in earnings	—	933
Amortization of premium on investments	1,521	95
Stock-based compensation expense	25,517	15,648
Unrealized loss on Put Rights	1,696	1,549
Unrealized holding gain for trading securities	(1,696)	(1,522)
Non-cash tax benefit	(364)	—
Gain on disposal of assets	(31)	(46)
Other gain	(50)	—
Changes in assets and liabilities:
Accounts receivable	14,791	15,770
Inventories, net	(15,034)	(12,563)
Prepaid expenses and other current assets	515	(1,088)
Deferred inventory costs	(2,049)	(1,172)
Other non-current assets	3,101	241
Accounts payable	5,037	(81)
Accrued liabilities and other expenses	(3,161)	2,983
Deferred revenue	5,265	636
Accrued warranty	182	430

Net cash provided by (used in) operating activities	13,507	(21,728)

Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(120,235)	(83,937)
Purchase of cost-method investment	(4,500)	—
Proceeds from maturities and calls of investments	108,483	38,007
Proceeds from disposal of assets	176	103
Purchase of property and equipment	(9,697)	(8,759)
Change in restricted cash	47	(1,168)

Net cash used in investing activities	(25,726)	(55,754)

Cash Flows from Financing Activities:
Proceeds from issuance of common stock	6,718	4,762
Repurchase of common stock	(2)	(15)
Payments for purchase of assets under financing arrangement	(175)	—

Net cash provided by financing activities	6,541	4,747

Effect of exchange rate changes on cash	(113)	116

Net change in cash and cash equivalents	(5,791)	(72,619)
Cash and cash equivalents at beginning of period	109,859	166,770

Cash and cash equivalents at end of period	$104,068	$94,151

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$447	$1,113

Infinera Corporation

Supplemental Financial Information

(Unaudited)

	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09	Q1’10	Q2’10
Revenue ($ Mil) (1)	$80.9	$86.2	$66.6	$68.9	$83.4	$90.2	$95.8	$111.4
Gross Margin % (1)	42%	36%	31%	31%	38%	40%	41%	44%

Invoiced Shipment Composition:
Domestic %	81%	73%	74%	64%	63%	74%	79%	81%
International %	19%	27%	26%	36%	37%	26%	21%	19%
Largest Customer %	27%	23%	30%	20%	15%	17%	22%	13%

Cash Related Information:
Cash from Operations ($ Mil)	$9.9	($5.4)	($2.9)	($18.8)	($8.3)	($2.7)	$2.3	$11.2
Capital Expenditures ($ Mil)	$5.9	$7.8	$6.0	$2.8	$2.8	$4.4	$4.7	$5.0
Depreciation & Amortization ($ Mil)	$3.4	$4.1	$3.9	$4.0	$4.2	$4.5	$4.0	$3.7
DSO’s	55	74	61	72	61	71	56	45

Inventory Metrics:
Raw Materials ($ Mil)	$10.0	$9.1	$7.7	$10.1	$7.4	$6.9	$7.5	$9.1
Work in Process ($ Mil)	$35.8	$37.9	$43.2	$40.1	$36.2	$32.1	$31.5	$29.2
Finished Goods ($ Mil)	$12.8	$12.0	$13.6	$22.3	$29.3	$29.9	$33.0	$45.9

Total Inventory ($ Mil)	$58.6	$59.0	$64.5	$72.5	$72.9	$68.9	$72.0	$84.2
Inventory Turns (1)	3.2	3.8	2.8	2.6	3.0	3.2	3.2	3.0

Worldwide Headcount	889	937	962	973	970	974	999	1,028

(1)

Periods Q3’08 and Q4’08 reflect Adjusted GAAP results and non-GAAP adjustments. Periods Q1’09 and going forward reflect non-GAAP results. Adjusted GAAP results reflect our GAAP results reduced for amounts released from deferred revenue and deferred cost of inventory balances recorded prior to the second quarter of 2008 and previously reported in our invoiced shipment results. Non-GAAP adjustments include restructuring and other related costs and non-cash stock-based compensation.